UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 18, 2011 (October 12, 2011)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In October 2011, certain executive officers and the principal accounting officer of Transcept Pharmaceuticals, Inc. (“Transcept”) adopted pre-arranged stock trading plans in accordance with Rule 10b5-1 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) and Transcept policy. The Transcept executive officers and its principal accounting officer who have adopted these plans are Thomas P. Soloway, Senior Vice President and Chief Financial Officer, Nikhilesh N. Singh, Senior Vice President and Chief Scientific Officer, Joseph T. Kennedy, Vice President and General Counsel and Marilyn E. Wortzman, Vice President, Finance and Principal Accounting Officer. An aggregate of 358,710 shares of Transcept common stock are covered under the plans. Each executive officer’s plan expires in October 2012 and provides that sales would take place conditioned upon predetermined trading parameters, including minimum price targets and the precondition that no sales take place prior to FDA approval of Intermezzo®, the Transcept lead product candidate. Ms. Wortzman’s plan provides that sales take place conditioned upon predetermined trading parameters, including minimum price targets over time starting in December 2011. Plan participants may transact in securities of Transcept outside of the adopted plans. Transactions under the plans and the plans themselves may be terminated or suspended under certain pre-specified conditions.

Transcept does not undertake any obligation to report Rule 10b5-1 plans that may be adopted by any of our directors, executive officers or their affiliated entities from time to time, or to report any modification, suspension or termination of such plans.

Rule 10b5-1 allows persons who may be considered insiders to establish written pre-arranged stock trading plans when they do not have material, non-public information. The plans establish predetermined trading parameters that do not permit the person adopting the plan to exercise any subsequent influence over how, when or whether to effect trades. Implementation of these plans seeks to avoid concerns about executing stock transactions while in possession of material, non-public information and also permits corporate officers to diversify their investment portfolios, and may minimize the market impact of stock trades. The transactions under these plans will be disclosed publicly through Form 4 filings by each of the executive officers who have adopted a plan. In addition, these transactions may be subject to the restrictions and filing requirements mandated by Rule 144 of the U.S. Securities Act of 1933 (the “Securities Act”).

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information herein is not an admission as to the materiality of any of the information set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: October 18, 2011	By:	/s/ Marilyn E. Wortzman
	Name:	Marilyn E. Wortzman
	Title:	Vice President, Finance